Exhibit 10.26(d)

Amendment to Loan Documents

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of April 5, 2023 by and between MIDDLESEX WATER COMPANY, PINELANDS WASTEWATER COMPANY, PINELANDS WATER COMPANY, TIDEWATER UTILITIES, INC., UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC., UTILITY SERVICE AFFILIATES INC., and WHITE MARSH ENVIRONMENTAL SYSTEMS, INC. (individually and collectively, the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.       The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.

B.       The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.       The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.       The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4.       As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5.       [Intentionally Omitted].

6.       This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.       Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8.       The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

9.       This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

10.       This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

11.       Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

MIDDLESEX WATER COMPANY

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor
Senior Vice President & Treasurer

PINELANDS WASTEWATER COMPANY

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor
Vice President & Treasurer

PINELANDS WATER COMPANY

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor
Vice President & Treasurer

TIDEWATER UTILITIES, INC.

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor
President

UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC.

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor Vice President & Treasurer

SIGNATURES CONTINUE ON FOLLOWING PAGE

UTILITY SERVICE AFFILIATES INC.

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor Treasurer

WHITE MARSH ENVIRONMENTAL SYSTEMS, INC.

By:	/s/ A. Bruce O’Connor
(SEAL)
A. Bruce O’Connor President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony Frasso
(SEAL)
Print Name: Anthony Frasso
Title: Senior Vice President

EXHIBIT A TO

AMENDMENT TO LOAN DOCUMENTS

DATED AS OF APRIL 5, 2023

A.	Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

1.	Amended and Restated Revolving Line of Credit Note dated March 17, 2023 (“Note”), and

2.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	Amendment(s). The Loan Documents are amended as follows:

1.	Notwithstanding anything contained in the Note, any interest rate election Option exercised pursuant to any prior note that was amended and restated by the Note shall be governed by the original option selected by the Borrower contained in the prior note and not the provisions of the Note regarding the election of interest rate election Options. Any interest rate election Options exercised on or after the date of the Note shall be governed by the Note including any renewals of any existing interest rate options before the date of the Note.

C.	Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.	Execution by all parties and delivery to the Bank of this Amendment.